                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

                         1997 EMPLOYEE STOCK OPTION PLAN

      INTERNATIONAL FLAVORS & FRAGRANCES INC., a New York corporation (herein together with its subsidiaries and subsidiaries which become such after the adoption of the Plan called "IFF"), hereby establishes the 1997 Employee Stock
Option Plan (herein called the "Plan") on the following terms and conditions:

      1. Purpose: To promote the best interests of IFF and its shareholders by providing methods by which officers and key employees of IFF may acquire a proprietary interest in IFF, thus identifying their interests with those of the shareholders and encouraging them to make greater efforts on behalf of IFF.

      2. Method of Adoption: By the favorable vote of at least two-thirds of the
Board of Directors of IFF (herein called the "Board") subject to the approval of the holders of a majority of IFF shares.

      3. Term: Options may be granted at any time and from time to time, from the date of adoption of the Plan by the Board, subject to the approval of the
Plan by the shareholders of IFF within 12 months after the Plan is adopted, to
May 8, 2007, but no stock option shall extend for a term of more than ten years from the date of its grant.

      4. Number of Shares: The Plan shall cover an aggregate of three million five hundred thousand (3,500,000) shares of Common Stock of IFF of the par value of $.12-1/2 each. The maximum aggregate number of shares that may be granted under this Plan during its term to any "Participant", as defined in Section 6 hereof, shall be five hundred thousand (500,000) shares (the "Individual Cap").
Either authorized and unissued shares or treasury shares maybe used.

      If any options expire or terminate without being exercised in full, including options voluntarily surrendered for cancellation, the shares subject thereto which have not been purchased in accordance with the terms of such options shall be available for the grant of new options under the Plan.

      5. Purchase Price: The purchase price per share for any stock optioned at any time under this Plan shall be such price as shall be fixed by the Stock
Option and Compensation Committee of the Board or such other Committee or a subcommittee of a committee as may be appointed by the Board to administer the
Plan (herein called the "Committee"), but not less than the fair market value thereof at the time of granting the option. Upon exercise of any stock option the Participant may pay for the stock covered by the stock option and/or may pay for any tax withholding resulting from such exercise by delivery of Common Stock of IFF, providing the Participant has held such Common Stock for at least six months, or such longer period as determined by the Committee. The Committee may also allow payment upon exercise of any option by any other means which the
Committee determines to be consistent with the Plan's purpose and applicable law.

      6. Eligibility: Any officer or key employee of IFF designated by the
Committee (any such officer or key employee is referred to in this Plan as a
"Participant").

      7. Employment at the Time of Each Purchase: Any stock option may be exercised by any Participant only so long as he or she remains in the employ of
IFF; provided that if a Participant voluntarily resigns with the consent of the
Board, if he becomes totally disabled or if he or she retires, he or she may exercise within 3 months thereafter (but not later than the expiration date of the option) the option as to the balance, if any, of the shares which the
Participant was entitled to purchase pursuant to Section 9 hereof at the date of such resignation, disability or retirement. Authorized leaves of absence for military or governmental service or other purposes approved by the Committee will be deemed a continuation of employment for purposes of the Plan, and modifications or extensions of the periods of the option agreement or otherwise may be made by the Committee. If a Participant dies while employed by IFF, his or her legal representatives, distributees or legatees as the case may be, may exercise within 3 months thereafter (but not later than the expiration date of the option) the option as to the balance, if any, of the shares which the
Participant was entitled to purchase pursuant to Section 9 hereof at the date of his or her death or, in case such death occurs less than 48 months from the date of the grant of the option, that proportion of the shares covered by the option which the number of days in the period from the date of grant to the date of the
Participant's death bears to the number 1460, less any shares previously purchased under the option.

      8. Individual Options: Notwithstanding any other provision hereof, the selection of Participants and decisions concerning the timing, pricing, and the number of shares covered by individual stock options shall be made solely by the
Committee. Unless otherwise determined by the Committee at the time of grant, options granted hereunder to Participants subject to United States taxation shall be deemed to be "incentive stock options" to the extent permitted under
Section 422 of the Internal Revenue Code, as amended (the "Code"), and the balance of such options shall be deemed not to be incentive stock options.

      The Committee may authorize the grant of an additional automatic option
("reload option") effective on the date of exercise by a Participant of an already outstanding option under this Plan, on such terms and conditions as the
Committee shall determine. Unless otherwise provided by the Committee, the number of shares subject to a reload option granted to a Participant with respect to the exercise of an option shall not exceed the number of shares delivered by the Participant in payment of the option price of such option,

and/or in payment of any tax withholding resulting from such exercise. A reload option shall have an option price of not less than 100% of the per share fair market value on the date of grant of such reload option, and shall be subject to all other terms and conditions of the original grant, including the expiration date, and to such additional terms and conditions as the Committee in its sole discretion shall determine. Notwithstanding the foregoing, any rights a
Participant may have to a reload option under a stock option agreement or otherwise shall be subject to (a) the availability of shares under the Plan, and
(b) the Individual Cap of such Participant.

      9. Exercise of Options: The stock options may be exercised as follows: up to one-third of the shares covered at any time after 24 months from the date of grant; up to two-thirds of such shares at any time after 36 months from such date; and all the shares at any time after 48 months from such date. Stock certificates will be issued as the stock options are exercised and the shares are paid for.

      10. Rights of Participants Before Issuance of Stock Certificates: No
Participant shall have any rights as a shareholder with respect to any shares covered by his or her stock option until the date of the issuance of the stock certificate to him or her for such shares following his or her exercise of the options. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      11. Anti-Dilution Provisions: Each option agreement shall contain such provisions as the Committee shall deem to be appropriate, including provisions for appropriate adjustment of the option price and the number of shares covered, or both, to protect the Participant in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation (except as otherwise stated below) or in the event of any other change in the corporate capital structure of IFF. In the event of any such adjustment, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any
Participant may also be appropriately adjusted.

      12. Nonassignability: No option shall be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All options granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

      13. Administration: The Plan shall be administered by vote of a majority of the Committee, all of the members of which shall be "outside directors" as that term is defined in Section 162(m) of the Code, but no Board member who is to be considered as a Participant in the Plan shall take part in the deliberations or vote with respect to his own participation.

      14. Merger or Consolidation: In the event of the merger or consolidation of IFF with or into another corporation as a result of which IFF is not the surviving corporation, then on written notice to the Participant given by the surviving corporation, an option under the Plan may be exercised, as to the entire number of shares subject thereto, on and after the effective date of such merger or consolidation and the option shall cease and terminate as to any shares as to which it has not been exercised on a date 180 days after the effective date of such merger or consolidation or on the expiration date of such option, whichever is earlier.

      15. Agreements: Options issued under the Plan shall be evidenced by agreements in such form as the Committee may approve. The terms of such agreements shall comply with the applicable terms of the Plan outlined herein.

      16. Interpretation: In the event of any difference of opinion between a
Participant and IFF concerning the meaning or effect of the Plan, such difference shall be resolved by the Committee.

      17. Compliance with Applicable Laws: No shares shall be offered under the
Plan and no stock certificate shall be delivered upon exercise of options until such offering has been registered under the Securities Act of 1933, as amended, and any other applicable governmental laws and regulations, unless in the opinion of counsel such offering is exempt from registration under such Act, and until IFF shall have complied with any applicable provisions of the Securities
Exchange Act of 1934, as amended.

      18. Amendment and Termination of the Plan: The Board may from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or amend it in any respect, provided that the Board may not, without the approval of the holders of a majority of outstanding shares of
IFF (except as provided in paragraph 11 above), increase the aggregate number of shares available for options, change the employees or class of employees eligible to become Participants, reduce the option price below that provided for hereunder, or make any change requiring shareholder approval under Section
162(m) of the Code.